                                                                    EXHIBIT 99.1


FORWARD-LOOKING STATEMENTS

Information contained in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services as well as expectations relating to the markets it serves, all of which are subject to certain risks, uncertainties and assumptions. These risks and uncertain-ties and assumptions, which are more fully described in Grant Prideco, Inc.'s Registration Statement on Form 10 and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, include the impact of oil and natural gas prices and worldwide economic conditions on drilling activity, the impact of drilling activity on demand for and pricing of Grant Prideco's products, Grant Prideco's ability to remain on the leading edge of technology in its products, the availability of qualified operating and manufacturing personnel and manufacturing capacity and Grant Prideco's assumptions relating thereto. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respects from those currently anticipated and reflected in Grant Prideco's forward-looking statements.


REGULATION FD


o Fourth Quarter Press Release and Earnings Conference Call February 12, 2001, 8:00 a.m. CST

Call in # 888-560-8502

Leader's Name: John C. Coble

Passcode: GRP

GRANT PRIDECO


     o World's Leader in Tubular Drilling Products

     o North American Leader in Engineered Connections

     o Vertically Integrated, State-of-the-Art Manufacturing Capabilities

     o Technology Leader

     o Global Sales and Service Network


SECULAR TRENDS


o    Natural Gas Reservoir Depletion Rates Increasing

o    Exposure to Natural Gas Demand

o    New Frontiers of Hydrocarbon Development

PRINCIPAL PRODUCT LINES


     o Drilling Tools

     [X] Drill Pipe
     [X] eXtreme(TM) Drilling Products
     [X] Heavy Weight Drill Pipe
     [X] Drill Collars
     [X] Landing Strings
     [X] Drill Stem Accessories

     o Engineered Connections

     [X] Atlas Bradford(R) Engineered Connections
     [X] TCA(TM) High Collapse & Sour Service Casing - Premium Pipe Pak


PRINCIPAL
PRODUCT LINES


       Exploration

     o Drill Pipe
     o Heavyweight Drill Pipe
     o Drill Collar

      PRODUCTION

      o Marine Connections
      o Premium Connections
      o Premium Tubing
      o Large Diameter Premium Casing
      o Premium Couplings
      o Premium Casing
      o Premium Liner
      o Premium Accessories


WHERE ARE WE
AROUND THE GLOBE?


Key Manufacturing Locations


Central/South America - Valencia, Venezuela
Beijing, China
Moscow, Russia
Eastern Hemisphere - Candresse, France
Hyderabad, India
S.E. Asia/Oceania - Singapore
Southern Europe & Africa - Levallois Perret, France
UAE/Middle East - Dubai
Veracruz, Mexico
Kindberg, Austria


EARNINGS DRIVERS TODAY

o  Gas Drilling
o  Rising Rig Count
o  Deeper Wells
o  Higher Consumption on Rigs

EARNINGS DRIVERS TRENDS


     o Deepwater / Deep Gas

     |X| Multiplier Effect on Grant Prideco
     - Drilling
     - Completion


     o Rising Intensity of Use

     [X] Directional / Extended Reach
     [X] High Pressure / High Temperature
     [X] High Corrosion
     [X] Top Drives


     o Enabling Technology

h

GROWTH THROUGH ACQUISITIONS

o  History:

30+ Acquisitions Since 1990

o  Focus:

Vertical Integration
Market Consolidation
Industrial Fit


INTERNALLY GENERATED GROWTH


         Pricing
         Enabling Technology
         Costs

FOCUS ON COSTS

o  Benefits of Vertical Integration

   Tool Joint Facilities
   [X] Seamless Tubular Mill


o  Productivity Improvements

   Plant Consolidations (8 -> 3)


LAYING THE FOUNDATION FOR
                 Global Manufacturing and Low Cost Supply Chain


ENABLING TECHNOLOGY

o  Over 130 Patents


o  Recent New Products:

   eXtreme(TM) Drilling Tools - First Generation
   [X] Advanced NJO
   [X] Thermocase(TM) Vacuum Insulated Tubing
   [X] Expandable Casing Connection for Enventure


o  Future Products:

   Next Generation eXtreme(TM) Drilling Tools
   [X| Aluminum Drilling Products
   [X] Composite Drilling Products
   [X] Next Generation Atlas Bradford(R) Connections

DRILLING PRODUCTS
  MARKET & COMPETITIVE POSITION



Grant Prideco:

LEADING MARKET SHARE

Swing Capacity
Technology Advancements
Vertical Integration


DRILLING PRODUCTS WORLDWIDE MARKET

         IDPA, OMSCO & All Others:         35%
         Grant Prideco:                    65%


DRILLING PRODUCTS

o  Application: Drilling Tool
o  Hybrid: Consumable + Capital Good
o  Consolidated
o  Rising Intensity of Use


TRENDS LEAD TO

o  Rising Intensity of USE

   [X] 3,700 feet/rig/year      Pre-1996
   [X]+5,000 feet/rig/year             Today
o  Shorter Life (3 year average)
o  Move to eXtreme(TM) Drilling Products

DRILLING PRODUCTS CUSTOMER BASE


o  Drilling Contractors

o  Rental Tool Companies

o  National Oil Companies

                         DRILL PIPE MARKET CONSOLIDATION


1990

14+ Manufactures

Welders

Tool Joints
Little Technology
Limited Services
Unclear Accountability



1998

3 Key Manufactures

Grant Prideco
       Technology Leader
       Worldwide Services


IDPA
France
V & M Parent
GRP H-Series Licensee

OMSCO
Houston, Texas
Shaw Industries Canadian Parent

Unclear Accountability

                                 SWING CAPACITY


                           GRP CAN SUPPLY WORLD DEMAND


                                 DEMAND FOOTAGE
                                 (IN THOUSANDS)

          2,000 to 12,000                        Existing Manufacturing

          13,000 to 16,000                       6 Month Lead Time

          17,000 to 18,000                       1 Year Lead Time



                               Worldwide Rig Count
                           Including Russia and China


          400 to 2,400                           Meet w/ Existing Manufacturing

          2,500 to 3,200                         Meet w/ 6 Month Lead Time

          3,300 to 3,600                         Meet w/ 1 Year Lead Time

                            DRILL PIPE MANUFACTURING:
                              VERTICAL INTEGRATION

Grant Prideco (tubes and tool joints)
IDPA (tubes, no tool joints)
OMSCO (no tubes, no tool joints)

30% to 60% Cost Advantage


EXTREME(TM) DRILLING PRODUCTS


o  Connections

   [X] eXtreme(TM) Torque (XT)
   [X] eXtreme(TM) Torque - Metal Seal (XT-M)

o  Drill Pipe Systems

   [X] 5-7/8" eXtreme(TM) Reach Drill Pipe
   [X] High Capacity Landing Strings
   [X] Sour Service Drill Pipe
   [X] Titanium Drill Pipe
   [X] Aluminum Drill Pipe
eXTREME(TM) REACH DRILL PIPE FOR ERD & DEEPWATER APPLICATIONS

     o Old Way

     [X] 5-1/2" DRILL PIPE
     - POOR HYDRAULIC PERFORMANCE
     - HIGH PRESSURE LOSS
     - SLOW PENETRATION RATES
     - POOR CUTTINGS REMOVAL

     [X] 6-5/8" DRILL PIPE
     - TOO BIG
     - DIFFICULT TO HANDLE
     - TOO MUCH RIG SPACE
     - TOO HEAVY
     - LIMITS RIG SETBACK CAPACITY
     - OVERKILL SOLUTION

     o New Way - 5-7/8" XR(TM) Drill Pipe

     [X] OPTIMUM SIZE BETWEEN 5-1/2" & 6-5/8".
     [X] USEABLE ON RIGS THAT MIGHT REQUIRE COSTLY UPGRADES WITH 5-1/2" OR
         6-5/8".
     [X] GRANT PRIDECO'S HIGH TORQUE CONNECTION ALLOWS ERD FRONTIER EXPANSION.

eXTREME(TM) DRILLING PRODUCTS HIGH-END APPLICATIONS

     o Fastest Deepwater Drilling in Gulf of Mexico History - Shell Brutus
       Project

     [X] SET RECORD FOR 14 3/4" HOLE SIZE
     [X] PENETRATION RATE: 3,600 FEET/DAY


     o Fastest Drilling in the 10 Year History of Auger TLP


RECENT SUCCESSES

eXTREME(TM) DRILL PIPE APPLICATIONS

     o Exxon Alabaster Project (Gulf of Mexico)
     o Shell Mars Project (Gulf of Mexico)
     o BP (Amoco) (Colombia Deep Gas)
     o Chevron Deepwater (Gulf of Mexico)
     o BP (ARCO) China Yacheng Project (South China Sea)
     o Texaco (South Louisiana)
     o Burlington Resources (Wyoming Deep Gas)



MORE EXTREME(TM) DRILLING PRODUCTS


     o Next Generation eXtreme(TM) Product Examples
     [X] NEXT GENERATION XT
     [X] "DOPELESS" CONNECTION
     [X] DRILL STRING BOP TOOL
     [X] RISERLESS DRILL PIPE
eXTREME(TM) DRILL PIPE
GROWTH POTENTIAL


                                1997 through 2000
                   Actual Sales rose from Zero to 500 thousand

                                 2001 to Future
                 Market Potential rises from 500 thousand on up

                      Deeper wells and harsher environments
                              Will increase demand.


ENGINEERED CONNECTIONS
  MARKET & COMPETITIVE POSITION

Grant Prideco:

Leading Market Share
Premier Product Line
Strategically Positioned


ENGINEERED CONNECTIONS U.S. MARKET

         Grant Prideco                   #1
         Hydril
         Hunting
         VAM
         Other

                             ENGINEERED CONNECTIONS


Specified by Operators

Sold Through Distributors

         U.S. Engineered Connections Distributor Market Share

                  34%    All Others
                  66%    Grant Prideco

ENGINEERED CONNECTIONS GROWTH POSITION


                  GAS & DEEP WATER

     o High Temperature

     o High Pressure Sealing

     o Corrosive

     o Compression and Bending Strength

     o High Torque

     o Well Bore Clearance



                       High-Performance Seamless Tubulars

ENGINEERED CONNECTIONS


                                 STRONGER CYCLE


     o Depth
                                30-40% MORE OCTG
                               DUE TO WELL DEPTHS


     o Completion Success
                                FEWER DRY HOLES


     o Rig Productivity
                                     UP 30%

ENGINEERED CONNECTIONS


     o Atlas Bradford(R) Connection Applications

     [X] PREMIUM TUBING
     [X] PREMIUM CASING


     o Revenue Segments

     [X] THREADING CUSTOMER TUBULARS
     [X] PREMIUM TUBING AND CASING PRODUCTS & SERVICES
     [X] FIELD SERVICE


                              North American Focus

GRP ENGINEERED CONNECTIONS METAL-TO-METAL



                  Integral                           Coupled
                  --------                           -------

                  Grant Prideco                      Grant Prideco

                  Hydril                             Hunting

                                                     VAM

HIGH-PERFORMANCE CASING


o  Premium Pipe Pak

   [X] ATLAS BRADFORD(R) THREADS
   [X] CASING: STATE-OF-THE-ART PROCESSING TECHNOLOGIES
   [X] INSPECTION

o  Direct to Well Service


ENGINEERED CONNECTIONS STRATEGICALLY POSITIONED


o  Technology Advancements
   ADVANCED NJO(TM)
   [X] THERMOCASE (TM) VIT
   [X] ENVENTURE (SHELL-HALLIBURTON) EXPANDABLE CASING
   - UTILIZES GRANT PRIDECO DESIGNED CONNECTION


o  Exclusive Premium Threading at Inspection Yards
   [X] COST SAVINGS FOR CUSTOMERS

                     DRILL STEM HISTORICAL EARNINGS DRIVERS

                                                              Q3 2000                    Q1 1998
                                    1999                      Annualized                 Annualized
                                    -----------------------------------------------------------------------
Volume                     3.2 million ft.                    6.0 million ft.            12.0 million ft.

EBITADA                    nil                                $61                        $160

Utilization                18%                                33%                        66%

Pricing                    $30/ft.                            $32/ft.                    $31/ft.


Volume Leverage:    Rising Use/Shorter Life
                    +18M ft. Capacity - Swing


Pricing Leverage:   Pre-1996 Pricing - $18/ft.
                    2 Recent Price Increases
                    High-End Applications

DRILL PIPE
PRICING ENVIRONMENT



                             From 1996 through 2000

              U.S. Rig Count rose from between 600-700 rigs to 900


        The cost per foot of drill pipe rose from below $25.00 to between
                               $30.00 and $35.00

                             ENGINEERED CONNECTIONS
                           HISTORICAL EARNINGS DRIVERS

                                                              Q3 2000                   Q4 1997
                                    1999                      Annualized                Annualized
                                    -----------------------------------------------------------------------
REVENUES                            $152 M                    $262 M                    $332 M

Pricing                             (15%)                       15+                         +



         Leverage:                  Technology Advancements
                                    Critical Well Conditions


         Pricing:                   Above 1997 Levels
                                    Price Increases Continue

$200 MILLION SENIOR UNSECURED NOTES


o  Maturity: 7 years

o  Rating: S&P      BB


Moody's   Ba3

o  Coupon: 9 5/8%

CAPITAL STRENGTH
($ MILLIONS)

                                                     9/30/2000         PRO FORMA
                                                     ---------         ---------
Cash and Equivalents                                 $       3         $      47
                                                     =========         =========

Current Debt                                         $      53         $       5

Long-Term Debt                                             119                19

Senior Notes                                                --               200

Equity                                                     455               455
                                                     ---------         ---------

                                                     $     627         $     679
                                                     =========         =========

ADVANTAGES

   Long Term Capital
       Replaces 1 1/2 year debt with 7 year debt.

   Growth Opportunities Available